158 P2 06/17

SUPPLEMENT DATED JUNE 8, 2017

TO THE PROSPECTUS DATED

FEBRUARY 1, 2017

OF

FRANKLIN RISING DIVIDENDS FUND

 (Franklin Managed Trust)

Effective June 30, 2017, the Prospectus is amended as follows:

I. The section in the Fund Summary under the heading “Portfolio Managers” on page 7 is revised as follows:

Portfolio Managers

Donald G. Taylor, CPA   President and Chief Investment Officer of Advisory Services and portfolio manager of the Fund since 1996.

Nicholas P. B. Getaz, CFA   Research Analyst of Advisory Services and portfolio manager of the Fund since 2014.

II. In the Fund Details, under the heading “Management”, the portfolio manager information on page 15 is revised as follows:

Franklin Advisory Services, LLC (Advisory Services), 101 John F. Kennedy Parkway, Short Hills, NJ 07078, is the Fund’s investment manager. Together, Advisory Services and its affiliates manage as of April 30, 2017, $741 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on securities of companies that have paid consistently rising dividends. The portfolio managers of the team are as follows:

Donald G. Taylor, CPA

President and Chief Investment Officer of Advisory Services

Mr. Taylor has been a portfolio manager of the Fund since 1996 and assumed duties of lead portfolio manager of the Fund in 1999. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

Nicholas P. B. Getaz, CFA

Research Analyst of Advisory Services

Mr. Getaz has been portfolio manager of the Fund since 2014, providing support to the lead portfolio manager(s) as needed. He joined Franklin Templeton Investments in 2011.

Please retain this supplement with your prospectus for future reference.